UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): September 25, 2008

NANOPHASE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement	3
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers	3
Item 9.01. Financial Statements and Exhibits	3
Signature(s)	4
Exhibit 99.1 Employment Agreement dated September 25, 2008 between the Company and Nancy Baldwin
Exhibit 99.2 Employment Agreement dated September 25, 2008 between the Company and Patrick Murray
Exhibit 99.3 Employment Agreement dated September 25, 2008 between the Company and David Nelson
Exhibit 99.4 Press Release dated October 1, 2008

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement

On September 25, 2008, Nanophase Technologies Corporation (the “Company”) entered into Employment Agreements with each of Nancy Baldwin, Patrick Murray and David Nelson. Pursuant to their respective Employment Agreements, Nancy Baldwin became the Vice President, Human Resources and Information Technology of the Company, Patrick Murray became the Vice President, Research and Development of the Company and David Nelson became the Vice President, Sales and Marketing of the Company.

A copy of each of the Employment Agreements is attached hereto as Exhibits 99.1 through 99.3 and is incorporated herein by reference. The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Certain Officers: Nancy Baldwin, Vice President, Human Resources and Information Technology

Effective September 25, 2008, Nancy Baldwin was appointed Vice President, Human Resources and Information Technology of the Company. During the past five years, Ms. Baldwin served as the Director of Human Resources and Information Technology of the Company.

Pursuant to the terms of the Employment Agreement, dated and effective as of September 25, 2008, between Ms. Baldwin and the Company (the “Baldwin Employment Agreement”), a copy of which is attached hereto as Exhibit 99.1, Ms. Baldwin will receive an annual base salary of not less than $150,000. In addition, Ms. Baldwin will be eligible for discretionary bonuses for services to be performed as an executive officer of the Company based on performance milestones agreed upon by Ms. Baldwin and the CEO of the Company and approved by the Board of Directors of the Company (the “Board”).

Ms. Baldwin will be eligible for such stock options and other equity compensation as the Board deems appropriate, subject to the provisions of the Company’s 2004 Equity Compensation Plan (the “Plan”). Ms. Baldwin will also be entitled to the employee benefits made available by the Company generally to all other executive officers of the Company, subject to the terms and conditions of the Company’s employee benefit plans in effect from time to time.

In the event Ms. Baldwin’s employment is terminated other than for Cause, as defined in the Baldwin Employment Agreement, Ms. Baldwin will receive a sum equal to her annual base salary in effect at the time of termination payable over the 26 week period following the effective date of termination. In addition, all stock options granted to Ms. Baldwin prior to termination will become fully vested, and will become exercisable in accordance with the applicable option grant agreement and the Plan. If she is terminated with Cause, or if she resigns as an employee of the Company, Ms. Baldwin will not be entitled to any severance or other benefits accruing after the term of the Baldwin Employment Agreement and such rights will be forfeited immediately upon the end of such term.

The foregoing summary of the material provisions of the Baldwin Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to all provisions of the described agreement.

Appointment of Certain Officers: Patrick Murray, Vice President, Research and Development

Effective September 25, 2008, Patrick Murray was appointed Vice President, Research and Development of the Company. During the past five years, Mr. Murray served as the Director of Research and Development of the Company.

Pursuant to the terms of the Employment Agreement, dated and effective as of September 25, 2008, between Mr. Murray and the Company (the “Murray Employment Agreement”), a copy of which is attached hereto as Exhibit 99.2, Mr. Murray will receive an annual base salary of not less than $150,000. In addition, Mr. Murray will be eligible for discretionary bonuses for services to be performed as an executive officer of the Company based on performance milestones agreed upon by Mr. Murray and the CEO of the Company and approved by the Board.

Mr. Murray will be eligible for such stock options and other equity compensation as the Board deems appropriate, subject to the provisions of the Plan. Mr. Murray will also be entitled to the employee benefits made available by the Company generally to all other executive officers of the Company, subject to the terms and conditions of the Company’s employee benefit plans in effect from time to time.

In the event Mr. Murray’s employment is terminated other than for Cause, as defined in the Murray Employment Agreement, Mr. Murray will receive a sum equal to his annual base salary in effect at the time of termination payable over the 26 week period following the effective date of termination. In addition, all stock options granted to Mr. Murray prior to termination will become fully vested, and will become exercisable in accordance with the applicable option grant agreement and the Plan. If he is terminated with Cause, or if he resigns as an employee of the Company, Mr. Murray will not be entitled to any severance or other benefits accruing after the term of the Murray Employment Agreement and such rights will be forfeited immediately upon the end of such term.

The foregoing summary of the material provisions of the Murray Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to all provisions of the described agreement.

Appointment of Certain Officers: David Nelson, Vice President, Sales and Marketing

Effective September 25, 2008, David Nelson was appointed Vice President, Sales and Marketing of the Company. Mr. Nelson joined the Company in April 2007 as Vice President of Sales and brings over 15 years of business development experience to the Company. Prior to joining the Company, Mr. Nelson started and managed the LCD business for Eastman Chemical Company. Prior to that, Mr. Nelson was a consultant with Mercer Management Consulting working on corporate strategy development and implementation. Mr. Nelson has also started two consumer goods manufacturing companies and has served as National Sales Manager for Pelouze Scale Company. Mr. Nelson is currently an officer, director and shareholder of Belden Enterprises, Inc.

Pursuant to the terms of the Employment Agreement, dated and effective as of September 25, 2008, between Mr. Nelson and the Company (the “Nelson Employment Agreement”), a copy of which is attached hereto as Exhibit 99.3, Mr. Nelson will receive an annual base salary of not less than $185,000. In addition, Mr. Nelson will be eligible for discretionary bonuses for services to be performed as an executive officer of the Company based on performance milestones agreed upon by Mr. Nelson and the CEO of the Company and approved by the Board.

Mr. Nelson will be eligible for such stock options and other equity compensation as the Board deems appropriate, subject to the provisions of the Plan. Mr. Nelson will also be entitled to the employee benefits made available by the Company generally to all other executive officers of the Company, subject to the terms and conditions of the Company’s employee benefit plans in effect from time to time. In addition, Mr. Nelson will be eligible for reimbursement for up to a total of $10,000 in expenses incurred by Mr. Nelson in the physical move of his family and household from his current residence in Chicago, Illinois to the vicinity of Romeoville, Illinois, provided that such move is completed on or before September 30, 2010.

In the event Mr. Nelson’s employment is terminated other than for Cause, as defined in the Nelson Employment Agreement, Mr. Nelson will receive a sum equal to his annual base salary in effect at the time of termination payable over the 52 week period following the effective date of termination, provided that termination without Cause occurs on or before September 22, 2010. If termination without Cause occurs thereafter, the Company will pay Mr. Nelson a sum equal to his annual base salary in effect at the time of termination payable over the 39 week period following the effective date of termination. In addition, all stock options granted to Mr. Nelson prior to termination will become fully vested, and will become exercisable in accordance with the applicable option grant agreement and the Plan. If he is terminated with Cause, or if he resigns as an employee of the Company, Mr. Nelson will not be entitled to any severance or other benefits accruing after the term of the Nelson Employment Agreement and such rights will be forfeited immediately upon the end of such term.

The foregoing summary of the material provisions of the Nelson Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to all provisions of the described agreement.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

99.1	Employment Agreement dated September 25, 2008 between the Company and Nancy Baldwin.

99.2	Employment Agreement dated September 25, 2008 between the Company and Patrick Murray.

99.3	Employment Agreement dated September 25, 2008 between the Company and David Nelson.

99.4	Press Release dated October 1, 2008.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: October 1, 2008	By:	/s/ JESS JANKOWSKI
JESS JANKOWSKI
Chief Financial Officer

4